UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 5, 2008

PACER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Commission file number 000-49828

Tennessee	62-0935669
(State or other jurisdiction of incorporation)	(I.R.S. employer identification no.)

2300 Clayton Road, Suite 1200
Concord, CA 94520
Telephone Number (877) 917-2237

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.    Results of Operations and Financial Condition

On August 5, 2008, Pacer International, Inc. issued a press release announcing its second quarter and year-to-date 2008 results.  The press release is attached hereto as Exhibit 99.1.

The information set forth under this “Item 2.02. Results of Operations and Financial Condition,” including the Exhibit attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing, except as otherwise expressly stated in such filing.

ITEM 8.01.    Other Events

On August 5, 2008, the Board of Directors of Pacer International, Inc. declared a regular $0.15 per share dividend on the Company’s common stock.  The dividend will be payable on October 10, 2008, to shareholders of record at the close of business on September 19, 2008.

ITEM 9.01.     Financial Statements and Exhibits

(d)   Exhibits

        99.1      Press Release of Pacer International, Inc. dated August 5, 2008 (furnished pursuant to Item 2.02).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PACER INTERNATIONAL, INC. A Tennessee Corporation
Dated: August 5, 2008	By: /s/ Lawrence C. Yarberry Executive Vice President and Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT NUMBER
99.1	Press Release of Pacer International, Inc. dated August 5, 2008 (furnished pursuant to Item 2.02).